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                                                                    Exhibit 32.2


 CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U. S. C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Mark J. Hager, Chief Financial Officer of American Campus Communities, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i) The Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (as amended); and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 29, 2005                  /s/ Mark J. Hager
                                        Mark J. Hager
                                        Executive Vice President, Chief
                                        Financial and Accounting Officer,
                                          and Treasurer